Disposition	6 Months Ended
Jun. 30, 2020
Discontinued Operations and Disposal Groups [Abstract]
Disposition	DISPOSITION
On April 16, 2019, Fortis sold its 51% ownership interest in the 335-megawatt Waneta Expansion for proceeds of $995 million. A gain on disposition of $577 million ($484 million after tax), net of expenses, was recognized in the Corporate and Other segment, and the related non-controlling interest was removed from equity.

For the three and six months ended June 30, 2019, excluding the gain on disposition, Waneta Expansion contributed $7 million and $17 million, respectively, to earnings before income tax expense, of which Fortis' share was 51%.